Revenue	12 Months Ended
Dec. 31, 2021
Revenue [Abstract]
Revenue

16) Revenue

Disaggregation of Revenue

The Company disaggregates revenue from contracts with customers by geographic region, as the Company’s management believes it best depicts how the nature, amount, timing and uncertainty of revenue and cash flows are affected by economic factors.

The following tables present revenue disaggregated by geography of the customer’s shipping location for the years ended December 31, 2021 and 2020:

	Year Ended December 31,
	2021	2020
United States	$11,313	$4,281
Greater China	25,973	14,297
Latin America	5,192	1,530
Rest of Asia Pacific	1,006	1,478
Europe	4,928	1,024
Total	$48,412	$22,610

Contract Balances

Certain assets or liabilities are recorded depending on the timing of revenue recognition, billings and cash collections on a contract-by-contract basis. Contract liabilities primarily relate to deferred revenue, including advance consideration received from customers for contracts prior to the transfer of control to the customer, and therefore revenue is recognized upon delivery of products and services or as the services are performed. The Company recorded unbilled revenue of $402 and $55 at December 31, 2021 and 2020, respectively, as part of its Prepaid expenses and other current assets in the accompanying consolidated balance sheets.

The following table presents the liabilities associated with the engineering services contracts as of December 31, 2021 and 2020:

	December 31,
	2021	2020
Deferred revenue	$1,840	$1,665

As of December 31, 2021 and 2020, contract liabilities were included as Deferred revenue and classified as current liabilities in the consolidated balance sheet.

During the year ended December 31, 2021 and 2020, the Company recognized $1,665 and $2,143, respectively, of revenue related to amounts that were previously included in deferred revenue at the beginning of the period. Deferred revenue fluctuates over time due to changes in the timing of payments received from customers and revenue recognized for services provided.

Revenue related to remaining performance obligations represents the amount of contracted development arrangements that has not been recognized, which includes deferred revenue on the consolidated balance sheet and unbilled amounts that will be recognized as revenue in future periods. As of December 31, 2021, the amount of performance obligations that have not been recognized as revenue was $8,972, of which approximately 55% is expected to be recognized as revenue over the next twelve months and the remainder thereafter. This amount excludes the value of remaining performance obligations for contracts with an original expected length of one year or less. Variable consideration that has been constrained is excluded from the amount of performance obligations that have not been recognized.

Concentrations

As identified below, some of our customers accounted for more than 10% of the Company’s total revenue for the years ended December 31, 2021 and 2020:

	December 31,
	2021	2020
Customer A	39.0%	57.0%
Customer B	4.6%	12.9%

The loss of these customers would have a material impact on the Company’s consolidated financial results.

The largest customer represented 31% of accounts receivable as of December 31, 2021 and the two largest customers represented 34% and 12% of accounts receivable as of December 31, 2020. No other individual customer represented more than 10% of accounts receivable at either December 31, 2021 or 2020.